                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of report (date of earliest event reported):
                                August 21, 1996



                          EXCEL Communications, Inc.
            (Exact name of registrant as specified in its charter)

     Delaware                1-14322                  75-2624939
 (State or other           (Commission             (I.R.S. Employer
 jurisdiction of           File Number)           Identification No.)
  incorporation)



                   8750 North Central Expressway, Suite 2000
                              Dallas, Texas 75231
         (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code (214) 863-8000
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ITEM 5.    OTHER EVENTS

           See Exhibit 20.1 to this Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
           INFORMATION AND EXHIBITS

       (c) Exhibit.

       20.1 Press release, dated August 21, 1996, regarding appointment of Ron McDougall to EXCEL's Board of Directors.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 EXCEL COMMUNICATIONS, INC.

August 21, 1996                   By:  /s/    John J. McLaine
                                  ------------------------------------
                                              John J. McLaine
                                              Executive Vice President,
                                              Chief Financial Officer
                                              and Secretary

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                                 EXHIBIT INDEX



Exhibit No.                 Description
- -----------                 -----------

20.1 Press release, dated August 21, 1996, regarding appointment of Ron McDougall to EXCEL'S Board of Directors.

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